Exhibit 99.7

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01WIID 1 U PX + Special Meeting Proxy Card . + A Proposals — The KMI board recommends that you vote FOR the following proposals: IMPORTANT SPECIAL MEETING INFORMATION Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. For Against Abstain 1. To approve an amendment of the certificate of incorporation of KMI to increase the number of authorized shares of Class P common stock, par value $0.01 per share, of KMI from 2,000,000,000 to 4,000,000,000. 3. To approve the adjournment of the special meeting, if necessary to solicit additional proxies if there are not sufficient votes to adopt the foregoing proposals at the time of the special meeting. 2. To approve the issuance of shares of KMI common stock in the proposed KMP, KMR and EPB mergers. Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items Meeting Attendance Mark the box to the right if you plan to attend the special meeting. MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMM 2 0 9 5 0 1 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 12:00 a.m. Eastern Time, on [•], 2014. Vote by Internet • Go to www.envisionreports.com/kmii • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

The special meeting of our stockholders will be held at the Kinder Morgan Building, 1001 Louisiana Street, Houston, Texas, on [•], 2014, beginning at [•] local time. At the special meeting, the holders of our common stock will act on the matters as stated on the reverse side. The KMI board of directors recommends a vote FOR the approval of the amendment to our certificate of incorporation, FOR the issuance of our common stock in the mergers, and FOR the adjournment of the special meeting, if necessary to solicit additional proxies if there are not sufficient votes to approve the other proposals at the time of the special meeting. The undersigned hereby appoints each of Richard D. Kinder and David R. DeVeau, with or without the other and with the full power of substitution, as proxies to vote as specified on the reverse side hereof all shares of Class P common stock that the undersigned is entitled to vote at the special meeting of stockholders of KMI. If no specification is made on a signed and returned proxy card (or voting instruction form) with regard to any Proposal, the above-named proxies will vote (and any voting instructions to record holders will be given) FOR Proposals 1, 2 and 3, and, upon such other business that may properly come before the meeting, as determined in the proxies’ discretion. Continued, and to be completed, dated and signed on the reverse side Proxy — Kinder Morgan, Inc. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q